Fees Summary	Jul. 21, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	2,506.99
Total Transaction Valuation	18,153,418.15
Total Offset Amount	0
Net Fee	$ 2,506.99
Offset Table N/A	N/A